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Scudder Greater Europe Growth Fund

Classes A, B and C

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independant Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Greater Europe Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SERAX	811165-695
Class B	SERBX	811165-687
Class C	SERCX	811165-679

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-18.29%	-12.52%	-.69%	7.13%
Class B(a)	-18.97%	-13.23%	-1.49%	6.27%
Class C(a)	-18.86%	-13.20%	-1.46%	6.30%
Morgan Stanley Capital International (MSCI) Europe Index+	-13.88%	-12.47%	-1.47%	5.68%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/02	$ 18.06	$ 17.85	$ 17.86
10/31/01	$ 22.13	$ 22.02	$ 22.01
Distribution Information: Twelve Months: Income Dividends	$ .04	$ -	$ -

Class A Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	141	of	177	80

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Greater Europe Growth Fund - Class A [] Morgan Stanley Capital International (MSCI) Europe Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,701	$6,310	$9,104	$16,416
	Average annual total return	-22.99%	-14.23%	-1.86%	6.34%
Class B(c)	Growth of $10,000	$7,860	$6,409	$9,196	$16,321
	Average annual total return	-21.40%	-13.78%	-1.66%	6.27%
Class C(c)	Growth of $10,000	$8,114	$6,540	$9,291	$16,357
	Average annual total return	-18.86%	-13.20%	-1.46%	6.30%
Morgan Stanley Capital International (MSCI) Europe Index+	Growth of $10,000	$8,612	$6,707	$9,287	$15,560
	Average annual total return	-13.88%	-12.47%	-1.47%	5.68%

The growth of $10,000 is cumulative.

* Returns and rankings during the 5-year and life of class periods shown reflect a fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
a Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Greater Europe Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Greater Europe Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

• MA, Cambridge University.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

• Head of global portfolio selection team for Europe ex-UK and Euroland Equity, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manger for German and Europe Equities: Frankfurt.

• Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK & Euroland Equity: Frankfurt.

• Hochschule fuer Bankwirtschaft (private banking college), Germany.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993, and the fund in 2002.

• Portfolio manager for European Equity and European ex-UK & Euroland Equity and member of the European Equity local research team: London.

• BA, Exeter University.

In the following interview, London-based Lead Portfolio Manager Alexander "Sandy" Black discusses Scudder Greater Europe Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2002, and offers an outlook for the months ahead.

Q: How did Scudder Greater Europe Growth Fund perform over the past 12 months?

A: Scudder Greater Europe Growth Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, for the period under review. The MSCI Europe benchmark is an unmanaged and capitalization-weighted index. It measures 15 stock markets in Europe. Scudder Greater Europe Growth Fund's total return was -18.29 percent (Class A shares unadjusted for sales charges) for the 12 months ended October 31, 2002. The benchmark declined 13.88 percent. For the majority of the fiscal period, the fund's growth bias hurt the fund. By growth bias we mean that we focus on stocks with strong cash flow and earnings growth. Value stocks performed more strongly than growth stocks over the past 12 months.Scudder Greater Europe Growth Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, for the period under review. The MSCI Europe benchmark is an unmanaged and capitalization-weighted index. It measures 15 stock markets in Europe. Scudder Greater Europe Growth Fund's total return was -18.09 percent (Class S shares) for the 12 months ended October 31, 2002. The benchmark declined 13.88 percent. For the majority of the fiscal period, the fund's growth bias hurt the fund. By growth bias we mean that we focus on stocks with strong cash flow and earnings growth. Value stocks performed more strongly than growth stocks over the past 12 months.Scudder Greater Europe Growth Fund was slightly more resilient than its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, for the period under review. The MSCI Europe benchmark is an unmanaged and capitalization-weighted index. It measures 15 stock markets in Europe. Scudder Greater Europe Growth Fund fell XX% (Class S shares/Class A shares unadjusted for sales charges) for the 12 months ended October 31, 2002. The benchmark declined YY%. The main reason the fund declined less than the benchmark was effective stock selection during the annual period. On the other hand, the fund's growth bias hurt the fund. By growth bias we mean that we focus on stocks with strong cash flow and earnings growth. Value stocks performed more strongly than growth stocks over the past 12 months.

Q: What were the best and worst individual stock performers for the fund during the annual period?

A: The biggest contributors to fund returns included:

• Spain's Banco Popular Espanol

• Italy's oil and gas company ENI

• France's construction company Vinci

• Finland's wireless telephone giant Nokia

On the other hand, the major detractors from fund performance, which we have either reduced our position or eliminated from the fund, included:

• France's information technology consulting firm Altran Technologies

• France's aluminum company Pechiney

• Germany's MLP, Munich Re and Allianz (all financial holdings)

Q: Did sector positioning have an impact on fund performance?

A: In Scudder Greater Europe Growth Fund, sector positioning is a result of bottom-up individual stock selection, not sector bets.* That said, the fund had more exposure to the energy sector than did the benchmark through most of the year. A combination of a warm winter and big inventories hurt energy stocks earlier on. More recently, tensions in the Middle East supported higher prices of crude oil. During the period, we increased the portfolio's positions in Italy's ENI and the UK's BP. If war does indeed happen with Iraq, then we'll probably reduce the fund's position in this sector, because we believe that oil prices would likely fall once the conflict ended.

* Bottom-up stock picking refers to the process by which a stock is evaluated on its own merits prior to considering the impact of economic trends. The stocks may be analyzed according to research reports, data screens such as earnings reports or by personal knowledge of the products and services of the issuing company.

The fund also has a bigger weighting in health care than the benchmark. This sector performed well during the year for several reasons. For example, as the world population ages, there is relatively stable demand in this sector. The fund's health care holdings included France's Aventis, Germany's Fresenius Medical Care and Schering and Switzerland's Roche Holdings.

Additionally, the fund was slightly more invested than the index in the information technology and telecommunications sectors, though not deliberately. Some of the fund's holdings appreciated enough so that its allocations in these sectors were bigger than the benchmark's. The major holdings were Nokia and the Netherlands' ASML Holdings, both leaders in their industries.

On the flip side, the fund's biggest underweight was in the financials sector. There have been some attractive companies in this sector, but we have been concerned about the continuing decline in credit quality, especially in banks. These stocks performed well during the first half of the period because of a low-interest-rate environment and their relatively low prices. However, there were more bank loan defaults in the second half. The fund was also underweight in insurance companies, because many did not seem to have adequate capital. However, we expect a recovery in this subsector sometime in 2003. So, we are looking to take advantage of current lower stock prices to increase the fund's weighting in insurers that we like. We find it easier to mitigate the market risk of insurers than the credit risk of banks. The fund was also underweight in the materials and consumer staples sectors.

Regionally, the fund had less exposure to the United Kingdom than to Continental Europe. That's because it was harder to find attractive growth companies in the United Kingdom.

Q: Was the overall European equity market environment helpful to the fund's performance?

A: The European equity markets performed better than the US markets on a relative basis, but it's no secret that most global markets suffered big declines. There was extreme volatility, and market sentiment swung back and forth between optimism and fears of a profitless economic recovery.

At first, many people expected global economic recovery, so most of the European equity markets rallied in the last months of 2001. During the first half of 2002, those hopes lost some momentum, though. The last four months of the period were a roller coaster of bear market declines and rallies. Political risks, corporate scandals, sluggish economic activity and no action from the European Central Bank all hurt the performance of European equities.

The United Kingdom was the best-performing European market, partly because many health care and oil companies are British. (Health care and oil, together with materials, were the best performing sectors in the MSCI Europe Index for the annual period.) Germany was the worst performer of the developed markets. Germany's equity market suffered most from poor economic growth. From a sector perspective, financials and information technology lagged.

Q: What is your outlook for European equity markets?

A: Our view is somewhat optimistic. We think equity markets may be close to their bottoms. While we look forward to a broad market recovery, we do not believe it will be a rapid one. Political tension and the subdued outlook for economic growth will probably continue to dampen corporate earnings forecasts. We believe that European equity markets should begin to produce modest positive returns in 2003. We are beginning to once again see some attractive investment opportunities, which should, in turn, help to re-establish investor confidence. We remain committed to European equity markets, with stock selection the key to our investment strategy.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

United Kingdom	31%	28%
France	16%	27%
Switzerland	14%	5%
Germany	11%	17%
Netherlands	9%	7%
Spain	6%	5%
Finland	4%	2%
Denmark	3%	-
Italy	2%	7%
Other	4%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	20%	23%
Health Care	16%	15%
Energy	14%	13%
Consumer Discretionary	10%	13%
Industrials	10%	5%
Consumer Staples	9%	7%
Telecommunication Services	8%	7%
Information Technology	5%	6%
Materials	4%	6%
Other	4%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (34.9% of Portfolio)
1. Total Fina ELF SA Producer of oil and natural gas	France	4.3%
2. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.9%
3. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.7%
4. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.7%
5. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.6%
6. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	3.3%
7. Nestle SA Producer and seller of food products	Switzerland	3.2%
8. BP PLC Explorer and producer of oil and natural gas	United Kingdom	3.1%
9. Telefonica SA Provider of telecommunication services	Spain	3.1%
10. Aventis SA Manufacturer of life science products	France	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 99.2%
Belgium 1.2%
Interbrew (Operator of brewing business)	228,280	5,139,879
Denmark 2.8%
Danske Bank AS (Provider of financial services)	289,850	4,613,110
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	95,370	2,349,828
Novo Nordisk AS "B" (Producer of pharmaceuticals with a specialty in diabetic treatment)	175,720	4,844,446
		11,807,384
Finland 4.0%
Fortum Oyj (Provider of a full range of energy related services)	488,600	2,925,584
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	832,340	14,127,605
		17,053,189
France 15.5%
Aventis SA (Manufacturer of life science products)	211,617	12,660,490
Carrefour SA (Operator of supermarkets and food retailer)	61,450	2,851,105
Groupe Danone (Producer of food products worldwide)	35,669	4,624,512
Pechiney SA "A" (Manufacturer of aluminum products as well as other specialty metals)	145,106	4,474,932
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	116,606	5,400,953
Suez SA (Builder of water treatment plants)	421,170	7,398,769
Total Fina Elf SA (Producer of oil and natural gas)	132,231	18,203,884
Valeo SA (Manufacturer of automobile components)	106,460	3,134,564
Vinci SA (Builder of roads and provider of engineering and construction services)	129,450	7,225,781
		65,974,990
Germany 10.3%
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	101,462	4,881,269
Bayerische Motoren Werke AG (Manufacturer of luxury cars and motorcycles)	99,370	3,540,474
Deutsche Boerse AG (Provider of financial services)	82,190	2,944,633
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	587,360	6,737,386
E.ON AG (Distributor of electricity to commercial and residential customers)	175,202	7,924,264
Fresenius Medical Care AG (Manufacturer that distributes equipment and products for dialysis patients)	82,900	2,625,477
MAN AG (Manufacturer of buses and utility vehicles)	225,420	2,699,488
Metro AG (Operator of building, clothing, electronic and food stores)	129,624	2,976,302
Schering AG (Producer of pharmaceuticals and industrial chemicals)	60,840	2,790,889
Siemens AG (Manufacturer of electrical and electronic equipment)	69,237	3,254,884
Volkswagen AG (Manufacturer of economy and luxury automobiles)	84,721	3,198,816
		43,573,882
Ireland 1.0%
CRH PLC (Miner and producer of cement)	327,240	4,129,336
Italy 2.4%
ENI SpA (Provider of oilfield and engineering services)	749,530	10,400,176
Netherlands 9.0%
ABN AMRO Holding NV (Provider of financial services)	375,730	5,514,685
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	120,381	3,598,061
ASML Holding NV* (Developer of photolithography projection systems)	479,320	4,198,290
Gucci Group NV (Designer and producer of personal luxury accessories and apparel)	28,740	2,601,202
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	586,760	9,808,301
Koninklijke (Royal) Philips Electronics NV (Manufacturer of lighting and electronic products)	425,410	7,620,613
Royal Dutch Petroleum Co. (Exporter and producer of oil and natural gas)	46,690	2,018,414
VNU NV (Provider of publishing services)	108,890	2,921,603
		38,281,169
Spain 6.0%
Amadeus Global Travel Distribution SA "A" (Operator of a travel reservation system)	344,661	1,698,733
Banco Popular Espanol SA (Provider of retail banking services)	199,960	8,557,216
Industria de Diseno Textil SA (Manufacturer and retailer of apparel)	95,442	2,144,219
Telefonica SA* (Provider of telecommunication services)	1,375,564	13,042,173
		25,442,341
Sweden 2.1%
Assa Abloy AB "B" (Manufacturer of security locks)	396,700	3,918,549
Securitas AB "B" (Installer of security systems and provider of guard services)	144,540	2,011,466
Svenska Handelsbanken AB "A" (Provider of banking services)	242,970	3,102,794
		9,032,809
Switzerland 13.9%
Nestle SA (Registered) (Producer and seller of food products)	63,537	13,605,860
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	415,490	15,826,852
Roche Holding AG (Developer of pharmaceutical and chemical products)	122,240	8,642,815
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	126,424	8,767,564
Syngenta AG (Producer of seeds and chemicals for crop protection)	84,990	5,051,672
UBS AG (Registered)* (Provider of commercial and investment banking services)	147,140	7,003,585
		58,898,348
United Kingdom 31.0%
Aegis Group PLC (Provider of independent media services)	3,002,497	3,241,210
BAA PLC (Owner and operator of airports)	847,820	7,567,192
BP PLC (Exporter and producer of oil and natural gas)	2,071,947	13,290,397
Brambles Industries PLC (Provider of material handling and industrial services)	1,316,540	4,325,425
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	621,850	5,871,356
Diageo PLC (Producer and distributor of food products, beer and liquor)	203,170	2,290,177
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	820,454	15,659,920
HSBC Holdings PLC (Provider of international banking and financial services)	1,075,000	11,974,680
Imperial Tobacco Group PLC (Manufacturer of tobacco products)	250,960	3,926,268
Legal & General Group PLC (Holder of company which provides financial products)	3,797,521	6,594,754
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	703,941	16,563,784
Shell Transport & Trading Co., PLC (Provider of oil and gas)	1,838,730	11,816,014
Taylor Nelson Sofres PLC (Provider of market research services)	2,497,092	5,469,379
The Sage Group PLC (Distributor of accounting and payroll software)	1,671,943	3,819,001
Unilever PLC (Manufacturer of consumer goods, food and personal care products)	403,810	3,989,568
Vodafone Group PLC (Provider of mobile telecommunication services)	9,458,121	15,204,151
		131,603,276
Total Common Stocks (Cost $457,949,564)		421,336,779

Preferred Stocks 0.6%
Germany
Henkel KGaA, (Manufacturer of various chemical based products) (Cost $2,506,169)	39,100	2,488,235

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $970,869)	970,869	970,869
Total Investment Portfolio - 100.0% (Cost $461,426,602) (a)		424,795,883

* Non-income producing security.
(a) The cost for federal income tax purposes was $464,917,694. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $40,121,811. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,979,125 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $57,100,936.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $461,426,602)	$ 424,795,883
Cash	3,879
Receivable for investments sold	6,740,993
Dividends receivable	176,868
Interest receivable	5,002
Receivable for Fund shares sold	149,302
Foreign taxes recoverable	1,311,465
Total assets	433,183,392
Liabilities
Payable for investments purchased	7,428,709
Payable for Fund shares redeemed	636,966
Accrued management fee	330,527
Other accrued expenses and payables	139,459
Total liabilities	8,535,661
Net assets, at value	$ 424,647,731
Net Assets
Net assets consist of: Undistributed net investment income	2,564,602
Net unrealized appreciation (depreciation) on: Investments	(36,630,719)
Foreign currency related transactions	117,280
Accumulated net realized gain (loss)	(245,871,582)
Paid-in capital	704,468,150
Net assets, at value	$ 424,647,731

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,006,508 / 110,829 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.10
Class S Net Asset Value, offering and redemption price (a) per share ($421,069,467 / 23,250,522 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.11
Class A Net Asset Value and redemption price per share ($1,036,421 / 57,403 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.06
Maximum offering price per share (100 / 94.25 of $18.06)	$ 19.16
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($252,092 / 14,120 of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 17.85
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($283,243 / 15,858 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 17.86

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,706,104)	$ 11,099,616
Interest	207,659
Total Income	11,307,275
Expenses: Management fee	5,927,697
Administrative fee	2,223,552
Distribution service fees	8,913
Directors' fees and expenses	14,350
Other	23,472
Total expenses	8,197,984
Net investment income (loss)	3,109,291
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(79,326,880)
Futures	433
Foreign currency related transactions	(326,571)
(79,653,018)
Net unrealized appreciation (depreciation) during the period on: Investments	(21,093,161)
Foreign currency related transactions	(186,922)
(21,280,083)
Net gain (loss) on investment transactions	(100,933,101)
Net increase (decrease) in net assets resulting from operations	$ (97,823,810)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 3,109,291	$ 2,637,812
Net realized gain (loss) on investment transactions	(79,653,018)	(162,990,073)
Net unrealized appreciation (depreciation) on investment transactions during the period	(21,280,083)	(135,766,853)
Net increase (decrease) in net assets resulting from operations	(97,823,810)	(296,119,114)
Distributions to shareholders from: Net investment income: Class AARP	(9,292)	(471)
Class S	(2,158,582)	(581,502)
Class A	(1,528)	-
Net realized gains: Class AARP	-	(88,573)
Class S	-	(50,938,837)
Fund share transactions: Proceeds from shares sold	162,684,885	2,424,534,697
Reinvestment of distributions	1,928,583	41,418,185
Cost of shares redeemed	(365,304,368)	(2,803,851,907)
Redemption fees	96,258	-
Net increase (decrease) in net assets from Fund share transactions	(200,594,642)	(337,899,025)
Increase (decrease) in net assets	(300,587,854)	(685,627,522)
Net assets at beginning of period	725,235,585	1,410,863,107
Net assets at end of period (including undistributed net investment income of $2,564,602 and $1,951,284, respectively)	$ 424,647,731	$ 725,235,585

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	(4.09)	(3.65)
Total from investment operations	(4.03)	(3.66)
Less distributions from: Net investment income	(.04)	-
Redemption fees	-***	-
Net asset value, end of period	$ 18.06	$ 22.13
Total Return (%)[c]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.72
Ratio of expenses (%)	1.66	1.64*
Ratio of net investment income (loss) (%)	.25	(.07)*
Portfolio turnover rate (%)	89	104
[a] For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(4.07)	(3.64)
Total from investment operations	(4.17)	(3.77)
Redemption fees	-***	-
Net asset value, end of period	$ 17.85	$ 22.02
Total Return (%)[c]	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.25	.05
Ratio of expenses (%)	2.46	2.44*
Ratio of net investment income (loss) (%)	(.55)	(.87)*
Portfolio turnover rate (%)	89	104
[a] For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	(4.05)	(3.67)
Total from investment operations	(4.15)	(3.78)
Redemption fees	-***	-
Net asset value, end of period	$ 17.86	$ 22.01
Total Return (%)[c]	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28	.06
Ratio of expenses (%)	2.43	2.42*
Ratio of net investment income (loss) (%)	(.52)	(.85)*
Portfolio turnover rate (%)	89	104
[a] For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $242,381,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000) and October 31, 2010 ($87,874,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 2,564,602
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (242,381,000)
Net unrealized appreciation (depreciation) on investments	$ (40,121,811)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 2,169,402

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $516,450,408 and $687,038,900, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets. Effective April 5, 2002, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 10,933	$ 649
Class S	2,203,897	136,233
Class A	6,650	475
Class B	883	91
Class C	1,189	92
	$ 2,223,552	$ 137,540

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 1,473	$ 152
Class C	2,098	162
	$ 3,571	$ 314

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 4,154	$ 560	0.25%
Class B	490	64	0.25%
Class C	698	73	0.25%
	$ 5,342	$ 697

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002, aggregated $3,026.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $807 and $12, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $1.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $44,188 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	775,828	$ 15,551,410	451,122	$ 11,872,302
Class S	5,413,119	117,609,247	87,021,932	2,386,508,552
Class A	1,380,769	27,771,016	1,082,070	25,807,189*
Class B	24,253	469,568	4,069	105,179*
Class C	64,508	1,283,644	9,684	241,475*
		$ 162,684,885		$ 2,424,534,697
Shares issued to shareholders in reinvestment of distributions
Class AARP	402	$ 8,963	2,784	$ 85,008
Class S	85,905	1,918,245	1,353,419	41,333,177
Class A	62	1,375	-	-
Class B	-	-	-	-
Class C	-	-	-	-
		$ 1,928,583		$ 41,418,185
Shares redeemed
Class AARP	(796,933)	$ (16,239,314)	(355,385)	$ (9,030,352)
Class S	(14,788,165)	(320,633,185)	(101,105,436)	(2,769,514,323)
Class A	(1,355,827)	(27,197,592)	(1,049,671)	(25,085,537)*
Class B	(12,321)	(227,547)	(1,881)	(50,599)*
Class C	(51,556)	(1,006,730)	(6,778)	(171,096)*
		$ (365,304,368)		$ (2,803,851,907)
Redemption Fees	-	$ 96,258	-	$ -
Net increase (decrease)
Class AARP	(20,703)	$ (678,941)	98,521	$ 2,926,958
Class S	(9,289,141)	(201,009,435)	(12,730,085)	(341,672,594)
Class A	25,004	574,799	32,399	721,652*
Class B	11,932	242,021	2,188	54,580*
Class C	12,952	276,914	2,906	70,379*
		$ (200,594,642)		$ (337,899,025)

* For the period from March 19, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 11, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $1,706,104 and earned $4,607,736 of foreign source income during the year ended October 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.08 per share as foreign taxes paid and $0.20 per share as income earned from foreign sources for the year ended October 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2002-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Alexander Black (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz (30) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Paul H. Rogers (46) Vice President, 2001-present	Director of Deutsche Asset Management	n/a
Andrew Stubing (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

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